                                                                    EXHIBIT 99.5


THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., EASTERN STANDARD TIME, ON , 200 , UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., EASTERN STANDARD TIME, ON THE EXPIRATION DATE.

                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                                666 Grand Avenue
                             Des Moines, Iowa 50309

                              LETTER OF TRANSMITTAL
                        For 5.875% Senior Notes due 2012

                                 EXCHANGE AGENT:

                              THE BANK OF NEW YORK

                                  By Facsimile:
                                 (212) 298-1915

                              Confirm by telephone:
                                 (212) 815-5920

                            By Mail, Hand or Courier:
                              The Bank of New York
                           Corporate Trust Department
                               Reorganization Unit
                               101 Barclay Street
                                  Floor 7 East
                            New York, New York 10286


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE
                     DOES NOT CONSTITUTE A VALID DELIVERY.

         The undersigned acknowledges receipt of the Prospectus dated        ,
200 (the "Prospectus") of MidAmerican Energy Holdings Company, an Iowa corporation (the "Company"), and this Letter of Transmittal for 5.875% Senior Notes due 2012 which may be amended from time to time (this "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange, for each $1,000 in principal amount of its outstanding 5.875% Senior Notes due 2012 issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Original Notes"), $1,000 in principal amount of 5.875% Senior Notes due 2012 (the "Exchange Notes").

         The undersigned has completed, executed and delivered this Letter to indicate the action he or she desires to take with respect to the Exchange Offer.

         All holders of Original Notes who wish to tender their Original Notes must, prior to the Expiration Date: (1) complete, sign, date and mail or otherwise deliver this Letter to the Exchange Agent, in person or to the address set forth above; and (2) tender his or her Original Notes or, if a tender of Original Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility"), confirm such book-entry transfer (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter. Holders of Original Notes whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter to be delivered to the Exchange Agent on or prior to the Expiration

Date, must tender their Original Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer - How to Tender" in the Prospectus. (See Instruction 1).

         The Instructions included with this Letter must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter may be directed to the Exchange Agent, at the address listed above, or Douglas L. Anderson, General Counsel of the Company, 302 South 36th Street, Suite 400, Omaha, Nebraska 68131 (telephone (402) 231-1642).

             PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING
                   THE INSTRUCTIONS TO THIS LETTER, CAREFULLY
                          BEFORE CHECKING ANY BOX BELOW

         Capitalized terms used in this Letter and not defined herein shall have the respective meanings ascribed to them in the Prospectus.

         List in Box 1 below the Original Notes of which you are the holder. If the space provided in Box 1 is inadequate, list the certificate numbers and principal amount of Original Notes on a separate SIGNED schedule and affix that schedule to this Letter.

                                      BOX 1
                    TO BE COMPLETED BY ALL TENDERING HOLDERS

---------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT
       NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)         CERTIFICATE     PRINCIPAL AMOUNT   OF ORIGINAL NOTES
                  (PLEASE FILL IN IF BLANK)                    NUMBER(S)(1)   OF ORIGINAL NOTES      TENDERED(2)
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------

                                                                 TOTALS:
---------------------------------------------------------------------------------------------------------------------
  (1) Need not be completed if Original Notes are being tendered by book-entry transfer.
  (2) Unless otherwise indicated, the entire principal amount of Original Notes represented by a certificate or
      Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered.
---------------------------------------------------------------------------------------------------------------------


Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned tenders to the Company the principal amount of Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered with this Letter, the undersigned exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Original Notes tendered.

         The undersigned constitutes and appoints the Exchange Agent as his or her agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Original Notes, with full power of substitution, to: (a) deliver certificates for such Original Notes; (b) deliver Original Notes and all accompanying evidence of transfer and authenticity to or upon the order of the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by the Company of the Original Notes tendered under the Exchange Offer; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Original Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Original Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the assignment and transfer of the Original Notes tendered.

         The undersigned agrees that acceptance of any tendered Original Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the registration rights agreement (as described in the Prospectus) and that, upon the issuance of the Exchange Notes, the Company will have no further obligations or liabilities thereunder (except in certain limited circumstances). By tendering Original Notes, the undersigned certifies that (i) any Exchange Notes received by the undersigned will be acquired in the ordinary course of its business, (ii) at the time of commencement of the Exchange Offer, the undersigned had no arrangements or understanding with any person to participate in the distribution of the Original Notes or the Exchange Notes within the meaning of the Securities Act, (iii) the undersigned is not an "affiliate," as defined in Rule 405 of the Securities Act, of the Company or if it is an affiliate, the undersigned will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if the undersigned is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes and (v) if the undersigned is a broker-dealer, that it will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

  [   ]   CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10
          ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

                  Name:
                       -----------------------------------------

                  Address:
                          --------------------------------------


         The undersigned understands that the Company may accept the undersigned's tender by delivering written notice of acceptance to the Exchange Agent, at which time the undersigned's right to withdraw such tender will terminate.

         All authority conferred or agreed to be conferred by this Letter shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. Tenders may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Letter.

         Unless otherwise indicated under "Special Delivery Instructions" below, the Exchange Agent will deliver Exchange Notes (and, if applicable, a certificate for any Original Notes not tendered but represented by a certificate also encompassing Original Notes which are tendered) to the undersigned at the address set forth in Box 1.

         The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter, the Prospectus shall prevail.

  [  ]   CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY
         TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution:
                                       ----------------------------------------
         Account Number:
                        -------------------------------------------------------
         Transaction Code Number:
                                 ----------------------------------------------

  [  ]   CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A
         NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

          Name(s) of Registered Owner(s):
                                         --------------------------------------
          Date of Execution of Notice of Guaranteed Delivery:
                                                            -------------------
          Window Ticket Number (if available):
                                             ----------------------------------
          Name of Institution which Guaranteed Delivery:
                                                       ------------------------

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                                      BOX 2

-------------------------------------------------------------------------------
                                PLEASE SIGN HERE
                     WHETHER OR NOT ORIGINAL NOTES ARE BEING
                           PHYSICALLY TENDERED HEREBY

                  X
                    ------------------------------               -------------
                  X
                    ------------------------------               -------------
                    SIGNATURE(S) OF OWNER(S)                     DATE
                    OR AUTHORIZED SIGNATORY


Area Code and Telephone Number:
                               ---------------------------------------------


This box must be signed by registered holder(s) of Original Notes as their name(s) appear(s) on certificate(s) for Original Notes, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. (See Instruction 3)

Name(s)
       ------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              (PLEASE PRINT)


Capacity
       ------------------------------------------------------------------------

Address
       ------------------------------------------------------------------------

-------------------------------------------------------------------------------
                            (INCLUDE ZIP CODE)


Signature(s) Guaranteed                  ------------------------------------
by an Eligible Institution:                   (AUTHORIZED SIGNATURE)
(If required by
Instruction 3)                           ------------------------------------
                                                      (TITLE)

                                         ------------------------------------
                                                   (NAME OF FIRM)

-------------------------------------------------------------------------------

                                      BOX 3
                               SUBSTITUTE FORM W-9
          REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION
                           DEPARTMENT OF THE TREASURY
                            INTERNAL REVENUE SERVICE
                         PAYOR'S NAME: BANK OF NEW YORK

----------------------------------------------------------------------------------------------------------------------
PAYEE INFORMATION (please print or type)
Individual or business name:


----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Check appropriate box:   [  ]   Individual/Sole Proprietor            [  ]   Corporation             [  ]  Partnership
                         [  ]   Other                                 [  ]   Exempt from backup withholding
                                    ----------------------------
----------------------------------------------------------------------------------------------------------------------
Address (number, street, and apt. or suite no.):
                                               -----------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
City, state, and ZIP code:
                         ---------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
PART I: TAXPAYER IDENTIFICATION NUMBER ("TIN")
Enter your TIN below.  For individuals, your TIN is your social security number.  Sole priprietors may enter either their social security number of their employer identification number.  If you are a limited liability company that is disregarded as an entity separate from your owner, enter your owner's social security number or employer identification number, as applicable.  For other entities, your TIN is your employer identification number.

                            Social security number:
                    [ ] [ ] [ ] - [ ] [ ] - [ ] [ ] [ ] [ ]

                                       OR

                        Employer identification number:

                     [ ] [ ] - [ ] [ ] [ ] [ ] [ ] [ ] [ ]

[  ] Applied For
----------------------------------------------------------------------------------------------------------------------
PART II: CERTIFICATION

Certification Instructions:  You must cross out item 2 below if you have been notified by the Internal Revenue
Service (the "IRS") that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.  However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct TIN or a TIN has not been issued to me and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security
     Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide my TIN to the payor and that, if I do not provide by TIN to the payor within 60 days of submitting this Substitute Form W-9, such retained amounts shall be remitted to the IRS as backup withholding.

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

3.  I am a U.S. person (including a U.S. resident alien).

----------------------------------------------------------------------------------------------------------------------
THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------


SIGNATURE                                                                       DATE
         -------------------------------------------------------                    -------------------------------
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------        ------------------------------------------------------
                        BOX 4                                                         BOX 5

            SPECIAL ISSUANCE INSTRUCTIONS                                 SPECIAL DELIVERY INSTRUCTIONS

             (SEE INSTRUCTIONS 3 AND 4)                                    (SEE INSTRUCTIONS 3 AND 4)
To be completed ONLY if certificates for Original             To be completed ONLY if certificates for Original
Notes in a principal amount not exchanged, or Exchange        Notes in a principal amount not exchanged, or Exchange
Notes, are to be issued in the name of someone other          Notes, are to be sent to someone other than the
than the person whose signature appears in Box 2, or          person whose signature appears in Box 2 or to an
if Original Notes delivered by book-entry transfer            address other than that shown in Box 1.
which are not accepted for exchange are to be
returned by credit to an account maintained at the            Deliver:
Book-Entry Transfer Facility other than the account
indicated above.                                              (check appropriate boxes)
                                                              [ ]                   Original Notes not tendered
Issue and deliver:                                            [ ]                   Exchange Notes, to:

(check appropriate boxes)                                     Name
   [  ]               Original Notes not tendered                 -----------------------------------------
   [  ]               Exchange Notes, to:                                          (PLEASE PRINT)

                                                              Address
Name                                                                  -------------------------------------
    -----------------------------------------
                (PLEASE PRINT)                                ---------------------------------------------

Address
        -------------------------------------

Please complete the Substitute Form W-9 at Box 3

Tax  I.D. or Social Security Number:  __________
------------------------------------------------------        ------------------------------------------------------

                                  INSTRUCTIONS

                          FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

         1. DELIVERY OF THIS LETTER AND CERTIFICATES. Certificates for Original Notes or a Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed copy of this Letter and any other documents required by this Letter, must be received by the Exchange Agent at one of its addresses set forth herein on or before the expiration of the exchange offer on the Expiration Date. The method of delivery of this Letter, certificates for Original Notes or a Book-Entry Confirmation, as the case may be, and any other required documents is at the election and risk of the tendering holder, but except as otherwise provided below, the delivery will be deemed made when actually received by the Exchange Agent. If delivery is by mail, the use of registered mail with return receipt requested, properly insured, is suggested.

         Holders whose Original Notes are not immediately available or who cannot deliver their Original Notes or a Book-Entry Confirmation, as the case may be, and all other required documents to the Exchange Agent on or before the Expiration Date may tender their Original Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (i) tender must be made by or through an Eligible Institution (as defined in the Prospectus under the caption "The Exchange Offer - How to Tender"); (ii) prior to the expiration of the exchange offer on the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery) (x) setting forth the name and address of the holder, the description of the Original Notes and the principal amount of Original Notes tendered, (y) stating that the tender is being made thereby and
(z) guaranteeing that, within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, this Letter together with the certificates representing the Original Notes or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all tendered Original Notes or a Book-Entry Confirmation, as the case may be, as well as all other documents required by this Letter, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Prospectus under the caption "The Exchange Offer - How to Tender."

         All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Original Notes will be determined by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which, in the opinion of the Company's counsel, would be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Original Notes. All tendering holders, by execution of this Letter, waive any right to receive notice of acceptance of their Original Notes.

         Neither the Company, the Exchange Agent nor any other person shall be obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

         2. PARTIAL TENDERS; WITHDRAWALS. If less than the entire principal amount of any Original Note evidenced by a submitted certificate or by a Book-Entry Confirmation is tendered, the tendering holder must fill in the principal amount tendered in the fourth column of Box 1 above. All of the Original Notes represented by a certificate or by a Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. A certificate for Original Notes not tendered will be sent to the holder, unless otherwise provided in Box 5, as soon as practicable after the Expiration Date, in the event that less than the entire principal amount of Original Notes represented by a submitted certificate is tendered (or, in the case of Original Notes tendered by book-entry transfer, such non-exchanged Original Notes will be credited to an account maintained by the holder with the Book-Entry Transfer Facility).

         If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date. To be effective with respect to the tender of Original Notes, a notice of withdrawal must: (i) be received by the Exchange Agent before the Company notifies the Exchange Agent that it has accepted the tender of Original Notes pursuant to the Exchange Offer; (ii) specify the name of the person who tendered the Original Notes; (iii) contain a description of the Original Notes to be withdrawn, the certificate numbers shown on the particular certificates evidencing such Original Notes and the principal amount of Original Notes represented by such certificates; and (iv) be signed by the holder in the same manner as the original signature on this Letter (including any required signature guarantee).

         3. SIGNATURES ON THIS LETTER; ASSIGNMENTS; GUARANTEE OF SIGNATURES. If this Letter is signed by the holder(s) of Original Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such Original Notes, without alteration, enlargement or any change whatsoever.

         If any of the Original Notes tendered hereby are owned by two or more joint owners, all owners must sign this Letter. If any tendered Original Notes are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are names in which certificates are held.

         If this Letter is signed by the holder of record and (i) the entire principal amount of the holder's Original Notes are tendered; and/or (ii) untendered Original Notes, if any, are to be issued to the holder of record, then the holder of record need not endorse any certificates for tendered Original Notes, nor provide a separate bond power. If any other case, the holder of record must transmit a separate bond power with this Letter.

         If this Letter or any certificate or assignment is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the Company of their authority to so act must be submitted, unless waived by the Company.

         Signatures on this Letter must be guaranteed by an Eligible Institution, unless Original Notes are tendered: (i) by a holder who has not completed the Box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter; or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of The Securities Transfer Agents Medallion Program (STAMP), The New York Stock Exchanges Medallion Signature Program (MSP) or The Stock Exchanges Medallion Program
(SEMP) (collectively, "Eligible Institutions"). If Original Notes are registered in the name of a person other than the signer of this Letter, the Original Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

         4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in Box 4 or 5, as applicable, the name and address to which the Exchange Notes or certificates for Original Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate.

         5. TAX IDENTIFICATION NUMBER. U.S. federal income tax law requires that a holder (other than a person exempt from this requirement as discussed below) whose tendered Original Notes are accepted for exchange must provide the Exchange Agent (as payor) with his or her correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to the holder of the Exchange Notes pursuant to the Exchange Offer may be subject to back-up withholding. (If withholding results in overpayment of taxes, a refund may be obtained.) Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these back-up withholding and reporting requirements.

         Under U.S. federal income tax laws, payments made by the Company on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to back-up withholding. In order to prevent back-up withholding, each tendering holder must provide his or her correct TIN by completing the "Substitute
Form W-9" in Box 3 certifying that the TIN provided is correct (or that the holder is awaiting a TIN) and that: (i) the holder has not been notified by the Internal Revenue Service that he or she is subject to back-up withholding as a result of failure to report all interest or dividends; or (ii) the Internal Revenue Service has notified the holder that he or she is no longer subject to back-up withholding; or (iii) certify in accordance with the "Substitute Form W-9" that such holder is exempt from back-up withholding. Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these back-up withholding and reporting requirements. To prevent possible erroneous back-up withholding, an exempt Holder must check the appropriate box under "Payee Information," enter its correct TIN in Part I of the Substitute Form W-9, and sign and date the form. See the Substitute Form W-9 in Box 3 for additional instructions.

         In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8BEN, "Certificate of Foreign Status," signed under penalties of perjury attesting to such exempt status. Such forms may be obtained from the Exchange Agent, as payor.

         If you do not have a TIN, check the box "Applied For" in Part I of the Substitute Form W-9, consult Part II of the Substitute Form W-9 for instructions on applying for a TIN, and sign and date the form. If you do not provide your TIN to the payor within 60 days, back-up withholding will begin and continue until you furnish your TIN to the payor. Note: Checking the "Applied For" box in
Part I of the Substitute Form W-9 indicates that you have already applied for a TIN or that you intend to apply for one in the near future.

         If you have any questions concerning the Substitute Form W-9 or any information required therein, please contact the Exchange Agent, as payor.



         6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the transfer of Original Notes to it or its order pursuant to the Exchange Offer. If, however, the Exchange Notes or certificates for Original Notes not exchanged are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this Letter, or if a transfer tax is imposed by any reason other than the transfer of Original Notes to the Company or its order pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter, the amount of transfer taxes will be billed directly to the tendering holder.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter.

         7. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend or waive any of the specified conditions in the Exchange Offer in the case of any Original Notes tendered.

         8. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any holder whose certificates for Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above, for further instructions.

         9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or this Letter, may be directed to the Exchange Agent.

         IMPORTANT: This Letter (together with certificates representing tendered Original Notes or a Book-Entry Confirmation and all other required documents) must be received by the Exchange Agent, or the guaranteed delivery procedures must be complied with, on or before the Expiration Date (as defined in the Prospectus).